Convertible Preferred Stock Warrant Liability	12 Months Ended
Dec. 31, 2023
Convertible Preferred Stock Warrant Liability [Abstract]
CONVERTIBLE PREFERRED STOCK WARRANT LIABILITY

NOTE 8 – CONVERTIBLE PREFERRED STOCK Warrant liability

On November 14, 2019, the Company issued warrants to purchase a total of 1,849,638 shares of Series A Preferred Stock at a price of $1.7571 per share. The warrants are exercisable into shares of Series A Preferred Stock at the discretion of the holder, at any time in the five years after issuance. The warrants were analyzed and determined to be freestanding instruments issued in a transaction including the conversion or sale of Series A Preferred Stock. A warrant to purchase up to 426,839 shares of Series A Preferred Stock was issued in a transaction that included the conversion of 100 shares of Series 1 Preferred Stock into 2,845,597 shares of Series A Preferred Stock. Another warrant to purchase up to 1,422,799 shares of Series A Preferred Stock was issued concurrent with the purchase of 2,845,597 shares of Series A Preferred Stock. These warrants are collectively are referred to as the “preferred stock warrants.” On February 14, 2024, the preferred stock warrants were converted into warrants to purchase up to 324,999 shares of New CERo Common Stock.

The Company initially recorded the warrants at fair value as valued by a third-party appraiser, who estimated fair value using with estimates of the value and volatility of the Company’s Series A Preferred Stock as well as estimation of the risk-free rate. The appraiser subsequently estimated the fair value of the preferred stock warrants at December 31, 2023 and 2022, using Black-Scholes with the following assumptions:

	December 31,
	2023	2022
Risk-free interest rate	5.4%	4.7%
Expected life (in years)	0.25	1.0
Expected dividend yield	-%	-%
Expected volatility	65.9%	85.0%

At December 31, 2023 and 2022, the preferred stock warrants were exercisable and remained outstanding.